Exhibit 99.1

                KPMG LLP

                Suite 700

                20 Pacifica

                Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

The Board of Directors

CarMax, Inc. and

The Board of Directors

CarMax Auto Funding LLC and

The Manager and Members

CarMax Business Services, LLC (together, the “Company”)

RBC Capital Markets, LLC

(together, the “Specified Parties”)

Re:	CarMax Auto Owner Trust 2017-2, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of motor vehicle retail installment sale contracts (the “Receivables”), which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

•	The term “Initial Data File” means the Receivable pool data file in Microsoft text format provided by the Company on March 24, 2017, containing certain information related to 71,773 Receivables as of the close of business on Feburary 28, 2017.

•	The term “Selected Receivables” means a sample of 125 Receivables we randomly selected from the Initial Data File as instructed by the Company. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables that we were instructed to randomly select from the Initial Data File. A list of the Selected Receivables was provided to the Company.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Obligor Name File” means an electronic data file provided by the Company, containing the obligor’s first and last name for each of the Selected Receivables.

•	The term “Receivable File” refers to any file containing documents and/or electronic records (e.g., scanned images) related to a Selected Receivable provided by the Company, including but not limited to the following: (i) a signed Retail Installment Contract, (ii) the Certificate of Title, and (iii) agreement signed by the obligor(s) acknowledging his/her/their requirement to provide insurance. For Selected Receivables in the states of California, Florida, Kentucky, Colorado, Massachusetts Georgia, South Carolina, Pennsylvania, Texas, Arizona, Louisiana, North Carolina, Wisconsin and Virginia, the Company instructed us to obtain electronic title records utilizing an electronic title system through the Company’s account with its vendor, a web-based title search company. We make no representation regarding the execution of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

The Company is responsible for the Initial Data File and the Obligor Name File.

For each of the Selected Receivables, we compared the Sample Characteristics listed below to the corresponding information appearing in the applicable Receivable File utilizing the Instructions (as applicable).

The Specified Parties indicated that the absence of any of the Receivable File information or the inability to agree the indicated information from the Initial Data File or the Obligor Name File to the Receivable File for each of the Sample Characteristics identified constituted an exception. Where more than one document was indicated for a characteristic, we used the highest priority document found in the related Receivable File (i.e., in the order listed in the table below).

Sample Characteristic	Receivable File/Instructions
Obligor’s Name	Retail Installment Contract

Obligor’s State	Retail Installment Contract. In the event the obligor’s address changed after the inception of the Selected Receivable, a servicing system screen print documenting the address change

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. In the event the Company granted an extension to the obligor and the Original Term to Maturity increased as a result, a servicing system screen print documenting such extension was granted

Origination Date	Retail Installment Contract

Contract Annual Percentage Rate	Retail Installment Contract

Vehicle Make	Retail Installment Contract

Vehicle Model	Retail Installment Contract

Vehicle Model Year	Retail Installment Contract

Vehicle Identification Number	Retail Installment Contract

New or Used	Retail Installment Contract

Sample Characteristic	Receivable File/Instructions
Lienholder	Certificate of Title, Notice of Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, or Tax/Fee Receipt. The Company informed us that CarMax Auto Finance, CarMax Business Serv, CarMax Business Services, CarMax Business Services, LLC, CarMax Business Svcs, LLC, CarMax Funding Services, CaMax Funding Services, LLC, CarMax Funding Svcs, LLC, and CarMax Business Serv, LLC were acceptable lienholder names.

Sales Price of Vehicle	Retail Installment Contract

Existence of a Co-Obligor	Retail Installment Contract

Obligor Payment-to-Income Ratio	We were instructed by the Company to recompute the Obligor Payment-to-Income Ratio by dividing the Monthly Payment Amount stated in the Retail Installment Contract by the sum of the Obligor’s monthly income, the co-obligor’s monthly income, and additional income, as applicable, stated in the Credit Application, and round the result to the 4th decimal place.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable Files. There were no conclusions that resulted from these procedures.

We were not engaged to, and did not, perform an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Initial Data File and the Obligor Name File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Initial Data File and the Obligor Name File or information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Initial Data File, the Obligor Name File, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 31, 2017

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